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Scudder US Bond Index Fund

Premier Class

Annual Report

December 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder US Bond Index Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

US Bond Index Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder US Bond Index Fund	Nasdaq Symbol	CUSIP Number
Premier Class	BTUSX	05576L700

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder US Bond Index Fund	1-Year	3-Year	5-Year	Life of Fund**
Premier Class	10.04%	9.97%	7.43%	7.92%
Lehman Brothers Aggregate Bond Index+	10.25%	10.10%	7.55%	8.04%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Premier Class
Net Asset Value: 12/31/02	$ 10.60
12/31/01	$ 10.42
Distribution Information: Twelve Months: Income Dividends	$ .52
Capital Gains	$ .32
December Income Dividend	.0446
SEC 30-day Yield++	4.22%
Current Annualized Distribution Rate++	5.05%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 3.88% had certain expenses not been reduced.
Premier Class Lipper Rankings* - Intermediate Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	38	of	380	10
3-Year	37	of	265	14
5-Year	22	of	196	12

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $5,000,000 Investment
[] Scudder US Bond Index Fund - Premier Class [] Lehman Brothers Aggregate Bond Index+

Yearly periods ended December 31

Comparative Results*
Scudder US Bond Index Fund		1-Year	3-Year	5-Year	Life of Class**
Premier Class	Growth of $5,000,000	$5,520,000	$6,650,000	$7,154,500	$7,606,500
	Average annual total return	10.04%	9.97%	7.43%	7.92%
Lehman Brothers Aggregate Bond Index+	Growth of $5,000,000	$5,512,500	$6,673,500	$7,193,350	$7,651,000
	Average annual total return	10.25%	10.10%	7.55%	8.04%

The growth of $5,000,000 is cumulative.

* Returns and rankings during all periods shown reflect a fee and/or expense waiver. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on June 30, 1997. Index comparisons begin June 30, 1997.
+ Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market,

Economic Guideposts Data as of 12/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder US Bond Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for US Bond Index Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the portfolio.

Effective August 19, 2002, Deutsche Bank changed the name of Deutsche US Bond Index Fund to Scudder US Bond Index Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. This change does not affect the value of your investment or the way the fund is managed.

We are pleased to present you with this annual report for Scudder US Bond Index Fund - Premier Class, providing a review of the market and the fund's strategy over the 12-month period ended December 31, 2002.

Q: How did the bond market perform in 2002?

A: Bonds provided investors with strong returns for the third consecutive calendar year. Bonds outperformed stocks handily during 2002. The Lehman Brothers Aggregate Bond Index1 gained 10.25% for the year, compared to a loss of 22.10% for the S&P 5002. Bonds also beat stocks over the three-year period, during which time the two indices returned 10.10% and -14.55%, respectively, on an annualized basis. The US economy in 2002 was marked by slow growth, low core inflation3 and rising unemployment. This combination allowed the Federal Reserve to maintain its low interest rate policy. The Fed held short-term rates at 1.75% until November, at which time it cut rates a half point to 1.25%. Even more important for bonds, investors remained nervous about the investment backdrop. Corporate scandals and continued geopolitical instability kept market participants on edge throughout the year. This sparked a move out of

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of 1 year or more.
2 The S&P 500 index is an unmanaged group of stocks generally representative of the US stock market.
3 Core inflation is inflation measured without taking into account price changes in the volatile food and energy sectors.
Treasury Yield Curve: Recent History

Past performance is no guarantee of future results.

Source: Deutsche Asset Management

stocks and into higher-quality investments. The "flight to quality" provided a boost to Treasuries, particularly shorter-term issues. The following chart shows how lower yields, particularly in the intermediate maturity segments of the yield curve, caused bond prices to rise significantly over the course of the year.

Outside of the Treasury sector, it was, on average, the higher-quality issues that generated the better performance results during 2002, as investors' aversion to risk prompted a flight to quality. For the year overall, commercial mortgage backed securities4 performed well, as did higher-rated corporate issues. The lower-rated segments of the corporate sector were hardest hit as a result of investor concerns about corporate accounting scandals and weak earnings results. However, during the fourth quarter, investors gradually began returning to the riskier areas of the market, allowing corporate bonds to recover much of the losses that were reported earlier in the year.

4 Commercial mortgage-backed securities are securities which consist of a group or pool of commercial real estate mortgages.

Q: How did the fund perform in this environment?

A: During the twelve-month period ended December 31, 2002, the fund's total return rose 10.04%. As an index fund, we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the Lehman Brothers Aggregate Bond Index, which gained 10.25% during the period. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond markets or the economy in general. Still, we will continue to monitor economic conditions and how they affect the financial markets, as we seek to closely track the performance of the broad US bond market.

Q: What is your outlook for the months ahead?

A: The US economy no longer appears in danger of dipping back into recession, although corporations have yet to join consumers in the recovery. With little inflation pressure evident, we expect the Federal Reserve Board to leave rates unchanged at its January meeting. However, reports from U.N. weapons inspectors in Iraq, North Korea's renewal of its nuclear program, a spike in oil prices and the ongoing softness in the US dollar threaten to keep markets on edge in the early months of 2003.

As the new year begins, we expect the Federal Reserve Board to remain vigilant and do whatever is necessary, within its power, to move the economy forward. While Chairman Alan Greenspan has said that he does not think the recent 50-basis-point cut is going to be inflationary, as soon as the Federal Reserve Board sees signs of heightened inflation, the interest rate reductions will be over. It should also be remembered that because changes in monetary policy typically take at least six months to affect the economy, it will be a while before we know how effective the November action will be in moving the economy forward. With the Federal Reserve Board having assumed a neutral bias at its November meeting, we think short-term interest rates should remain relatively stable well into 2003. We further believe that fiscal stimulus in the form of tax cuts and spending programs by the US government will play as crucial a role as the Federal Reserve Board in spurring economic growth.

We value your support of the Scudder US Bond Index Fund - Premier Class and look forward to serving your investment needs in the years ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2002

Asset Allocation	12/31/02

Corporate Bonds	25%
US Government Agency Pass-Thrus	22%
Cash Equivalents, net	15%
US Treasury Obligations	12%
US Agency Obligations	11%
Foreign Bonds - US$ Denominated	5%
Government National Mortgage Association	5%
Collateralized Mortgage Obligations	3%
Asset Backed	2%
100%

Corporate Bond Diversification (Excludes Cash Equivalents)	12/31/02

Financials	42%
Consumer Staples	10%
Utilities	9%
Consumer Discretionary	9%
Industrials	9%
Energy	6%
Information Technology	5%
Materials	4%
Telecommunication Services	4%
Health Care	2%
100%

Quality	12/31/02

US Government and Agencies	57%
AAA	11%
AA	4%
A	16%
BBB	12%
100%

Effective Maturity	12/31/02

Under 1 year	6%
1 < 5 years	43%
5 < 10 years	26%
10 < 15 years	14%
15 years or greater	11%
100%

Weighted average effective maturity: 7.10 years

Asset allocation, diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 27. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investment in the US Bond Index Portfolio	$ 99,592,541
Receivable for Fund shares sold	1,134,883
Other assets	475
Total assets	100,727,899
Liabilities
Payable for Fund shares redeemed	176,612
Dividend payable	29,980
Due to Advisor	15,617
Other accrued expenses and payables	28,723
Total liabilities	250,932
Net assets, at value	$ 100,476,967
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investment securities	6,235,942
Accumulated net realized gain (loss)	156,556
Paid-in capital	94,084,469
Net assets, at value	$ 100,476,967
Net Asset Value
Net Asset Value, offering and redemption price per share ($100,476,967 / 9,478,007 shares of capital stock outstanding, $.001 par value, unlimited munber of shares authorized)	$ 10.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Net investment income allocated from US Bond Index Portfolio Interest	$ 5,146,485
Dividends	373,068
Less allocated expenses[a]	(108,438)
Net investment income allocated from US Bond Index Portfolio	5,411,115
Expenses: Administrator service fees	216,891
Auditing fees	12,802
Legal fees	2,913
Trustees' fees and expenses	8,451
Reports to shareholders	25,885
Registration fees	24,778
Other	191
Total expenses, before expense reductions	291,911
Expense reductions	(237,544)
Total expenses, after expense reductions	54,367
Net investment income (loss)	5,356,748
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investment	2,043,601
Net unrealized appreciation (depreciation) during the period on investment	3,222,430
Net gain (loss) on investment transactions	5,266,031
Net increase (decrease) in net assets resulting from operations	$ 10,622,779

a For the year ended December 31, 2002, the Advisor to the US Bond Index Portfolio waived fees in the amount of $177,471 which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 5,356,748	$ 6,388,977
Net realized gain (loss) on investment transactions	2,043,601	1,074,356
Net unrealized appreciation (depreciation) on investment transactions during the period	3,222,430	1,459,141
Net increase (decrease) in net assets resulting from operations	10,622,779	8,922,474
Distributions to shareholders from: Net investment income	(5,335,897)	(6,388,977)
Net realized gains	(2,914,291)	(541,396)
Total distributions	(8,250,188)	(6,930,373)
Fund share transactions: Proceeds from shares sold	26,831,348	27,015,484
Reinvestment of distributions	7,785,906	6,240,274
Cost of shares redeemed	(46,822,307)	(41,399,598)
Net increase (decrease) in net assets from Fund share transactions	(12,205,053)	(8,143,840)
Increase (decrease) in net assets	(9,832,462)	(6,151,739)
Net assets at beginning of period	110,309,429	116,461,168
Net assets at end of period (includes undistributed net investment income of $13,283 at December 31, 2001)	$ 100,476,967	$ 110,309,429

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.42	$ 10.24	$ 9.76	$ 10.47	$ 10.29
Income from investment operations: Net investment income	.52[a]	.59	.62	.57	.59
Net realized and unrealized gain (loss) on investment transactions	.50	.23	.48	(.70)	.29
Total from investment operations	1.02	.82	1.10	(.13)	.88
Less distributions from: Net investment income	(.52)	(.59)	(.62)	(.58)	(.61)
Net realized gains on investment transactions	(.32)	(.05)	-	-	(.09)
Total distributions	(.84)	(.64)	(.62)	(.58)	(.70)
Net asset value, end of period	$ 10.60	$ 10.42	$ 10.24	$ 9.76	$ 10.47
Total Return (%)[b]	10.04	8.19	11.72	(1.30)	8.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	110	116	93	40
Ratio of expenses before expense reductions, including expenses of the US Bond Index Portfolio (%)	.52	.53	.57	.56	.90
Ratio of expenses after expense reductions, including expenses of the US Bond Index Portfolio (%)	.15	.15	.15	.15	.15
Ratio of net investment income (%)	4.94	5.68	6.33	5.79	5.70
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

US Bond Index Fund - Premier Class ("Scudder US Bond Index Fund" or the "Fund"), a diversified series of the BT Advisor Funds ( the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open- end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the US Bond Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. On December 31, 2002, the Fund owned approximately 100% of the US Bond Index Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolios appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 189,251
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ -

In addition, during the year ended December 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2002	2001
Distributions from ordinary income*	$ 7,463,792	$ 6,388,977
Distributions from long-term capital gains	$ 786,396	$ 541,396

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that Fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2002, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Total Waived
	$ 216,891	$ 216,891

For the year ended December 31, 2002, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses at 0.15% including expenses of the Portfolio. In addition, under this arrangement the Advisor reimbursed the Fund in the amount of $20,653.

ICCC is also the Fund's accounting agent. Scudder Investments Service Company ("SISC"), an affiliate of the Fund's Administrator, is the Fund's transfer agent. Pursuant to Board approval on December 16, 2002, SISC replaced ICCC. SISC provides the same services that ICCC provide to the Fund and is entitled to receive the same rate of compensation.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Share Transactions

The following table summarizes share and dollar activity in the fund:

	Year Ended December 31, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Premier Class	2,553,376	$ 26,831,348	$ 2,599,996	$ 27,015,484
Shares issued to shareholders in reinvestment of distributions
Premier Class	737,225	$ 7,785,906	598,198	6,240,274
Shares redeemed
Premier Class	(4,402,927)	$ (46,822,307)	(3,978,523)	(41,399,598)
Net increase (decrease)
Premier Class	(1,112,057)	(12,205,053)	(780,329)	(8,143,840)

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2002 there were three shareholders who held 17%, 14%, 13% of the outstanding shares of the Fund.

Report of Independent Accountants

To the Trustees of BT Advisor Funds and Shareholders of US Bond Index Fund - Premier Class

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of the US Bond Index Fund - Premier Class (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 27, 2003

Tax Information (Unaudited)

The Funds distributions to shareholders included $0.085 per share from net long-term capital gains, all of which is taxable at the 20% gains rate.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $828,000 as capital gain dividends for the year ended December 31, 2002, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder US Bond Index Fund (the "Fund") a series of BT Advisor Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust and the Fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	13,131,749	42,879
S. Leland Dill	13,131,749	42,879
Martin J. Gruber	13,131,749	42,879
Richard T. Hale	13,131,749	42,879
Joseph R. Hardiman	13,131,749	42,879
Richard J. Herring	13,131,749	42,879
Graham E. Jones	13,131,749	42,879
Rebecca W. Rimel	13,131,749	42,879
Philip Saunders, Jr.	13,131,749	42,879
William N. Searcy	13,131,749	42,879
Robert H. Wadsworth	13,131,749	42,879

Trustees and Officers

The following individuals hold the same position with the Fund and the BT Investment Portfolios.

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 1995	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	65
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since November 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
198

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President and Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder Service Corp. (2000-present), Scudder Financial Services, Inc. (2000-present), Scudder Investments Service Company (2001-present).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Advisor Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Portfolio as of December 31, 2002

	Principal Amount ($)	Value ($)

Corporate Bonds 29.1%
Consumer Discretionary 2.5%
Albertson's, Inc.:
7.25%, 5/1/2013	25,000	28,684
7.5%, 2/15/2011	50,000	57,526
AOL Time Warner, Inc.:
6.125%, 4/15/2006	50,000	51,624
7.7%, 5/1/2032	25,000	26,018
Comcast Cable Communications:
6.2%, 11/15/2008	100,000	103,538
6.875%, 6/15/2009	60,000	63,834
Cox Communications, Inc., 7.875%, 8/15/2009	50,000	56,410
DaimlerChrysler NA Holding Corp.:
7.2%, 9/1/2009	150,000	166,760
8.0%, 6/15/2010	150,000	171,912
Delphi Auto Systems Corp.:
6.125%, 5/1/2004	5,000	5,157
6.55%, 6/15/2006	50,000	52,719
7.125%, 5/1/2029	5,000	4,847
Federated Department Stores, Inc., 7.45%, 7/15/2017	300,000	346,854
Ford Motor Co.:
6.625%, 10/1/2028	75,000	59,800
8.875%, 1/15/2022	200,000	199,174
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	56,814
Home Depot, Inc., 5.375%, 4/1/2006	25,000	27,014
Northwest Airlines, 8.072%, 10/1/2019	23,429	25,118
Procter & Gamble Co., 5.25%, 9/15/2003	250,000	256,141
Sears Roebuck Acceptance Corp.:
6.75%, 8/15/2011	25,000	23,836
7.0%, 6/1/2032	10,000	8,527
Time Warner Entertainment Co. LP, 7.25%, 9/1/2008	100,000	108,475
Time Warner, Inc.:
6.625%, 5/15/2029	10,000	9,194
6.95%, 1/15/2028	30,000	28,510
Viacom, Inc.:
7.7%, 7/30/2010	200,000	237,609
7.75%, 6/1/2005	30,000	33,611
Wal-Mart Stores, Inc.:
4.375%, 7/12/2007	20,000	21,084
6.875%, 8/10/2009	90,000	106,017
Walt Disney Co.:
6.2%, 6/20/2014	75,000	80,472
6.75%, 3/30/2006	100,000	109,205
		2,526,484
Consumer Staples 3.0%
Archer-Daniels-Midland Co., 6.75%, 12/15/2027	25,000	27,616
Campbell Soup Co.:
4.75%, 10/1/2003	250,000	255,511
5.5%, 3/15/2007	20,000	21,627
Coca-Cola Co., 5.75%, 3/15/2011	25,000	27,425
Coca-Cola Enterprises, Inc., 8.5%, 2/1/2022	500,000	646,919
Conagra Foods, Inc.:
7.125%, 10/1/2026	100,000	112,086
7.5%, 9/15/2005	25,000	28,021
Coors Brewing Co., 6.375%, 5/15/2012	10,000	11,175
General Mills, Inc., 5.125%, 2/15/2007	10,000	10,624
H.J. Heinz Co., 6.625%, 7/15/2011	25,000	28,292
Kellogg Co.:
6.0%, 4/1/2006	200,000	216,787
6.6%, 4/1/2011	50,000	56,312
Kraft Foods, Inc.:
5.25%, 6/1/2007	20,000	21,602
5.625%, 11/1/2011	50,000	53,453
6.25%, 6/1/2012	40,000	44,731
Kroger Co.:
7.5%, 4/1/2031	50,000	55,929
7.8%, 8/15/2007	50,000	57,626
McDonald's Corp., 8.875%, 4/1/2011	300,000	383,503
Nabisco, Inc., 6.375%, 2/1/2005	75,000	80,998
Philip Morris Co., Inc., 6.375%, 2/1/2006	50,000	53,713
Safeway, Inc.:
6.5%, 11/15/2008	90,000	99,148
6.5%, 3/1/2011	80,000	87,092
Sears, Roebuck and Co., 8.3%, 10/26/2004	300,000	313,724
Target Corp., 5.875%, 3/1/2012	100,000	108,420
Unilever Capital Corp.:
6.875%, 11/1/2005	50,000	56,061
7.125%, 11/1/2010	50,000	59,015
Wendy's International, 6.25%, 11/15/2011	20,000	22,026
		2,939,436
Energy 1.8%
Amerada Hess Corp., 7.875%, 10/1/2029	25,000	28,905
Amoco Co., 6.5%, 8/1/2007	250,000	282,988
Anadarko Petroleum Corp., 7.5%, 10/15/2026	60,000	68,886
Arizona Public Service, 7.625%, 8/1/2005	100,000	108,602
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	58,128
ChevronTexaco Capital Co., 6.625%, 10/1/2004	100,000	107,643
Conoco, Inc.:
5.9%, 4/15/2004	100,000	104,679
6.35%, 4/15/2009	140,000	157,257
Duke Capital Corp., 7.5%, 10/1/2009	150,000	152,497
Exelon Generation Co. LLC, 6.95%, 6/15/2011	25,000	27,025
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	50,000	49,742
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	60,000	65,175
Lasmo U.S.A., Inc., 7.5%, 6/30/2006	100,000	113,593
Marathon Oil Corp., 5.375%, 6/1/2007	50,000	52,728
Pemex Project Funding Master Trust, 7.375%, 12/15/2014	100,000	102,500
Phillips Petroleum Co., 8.75%, 5/25/2010	50,000	62,571
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	24,871
Sempra Energy, 7.95%, 3/1/2010	25,000	28,507
Texaco Capital, Inc., 8.5%, 2/15/2003	100,000	100,772
Tosco Corp., 7.625%, 5/15/2006	50,000	56,650
Valero Energy Corp., 6.125%, 4/15/2007	25,000	25,837
		1,779,556
Financials 12.1%
ABN Amro Bank NV, 7.125%, 6/18/2007	540,000	606,176
Ahold Finance USA, Inc.:
6.25%, 5/1/2009	10,000	10,078
8.25%, 7/15/2010	50,000	55,150
Allstate Corp., 7.2%, 12/1/2009	100,000	115,973
American Express Co., 6.875%, 11/1/2005	50,000	55,886
American General Finance Corp.:
5.75%, 3/15/2007	75,000	80,914
7.25%, 5/15/2005	225,000	245,489
AXA Financial, Inc., 7.75%, 8/1/2010	100,000	113,155
Bank of America Corp.:
5.875%, 2/15/2009	50,000	54,866
6.5%, 3/15/2006	100,000	110,730
7.125%, 5/12/2005	200,000	221,344
7.125%, 5/1/2006	200,000	226,029
Bank Of New York Co., Inc.:
5.2%, 7/1/2007	25,000	26,912
7.3%, 12/1/2009	65,000	76,165
Bank One Corp.:
5.5%, 3/26/2007	20,000	21,781
6.5%, 2/1/2006	50,000	55,231
7.875%, 8/1/2010	50,000	59,925
Bear Stearns Co., Inc.:
6.15%, 3/2/2004	40,000	41,844
6.625%, 1/15/2004	100,000	104,545
6.625%, 10/1/2004	50,000	53,675
Boeing Capital Corp.:
6.1%, 3/1/2011	110,000	114,061
6.35%, 11/15/2007	50,000	54,228
Charter One Bank Financial, Inc., 6.375%, 5/15/2012	10,000	11,048
Chubb Corp., 6.0%, 11/15/2011	10,000	10,541
Citigroup, Inc.:
6.5%, 2/7/2006	75,000	78,984
6.5%, 1/18/2011	150,000	168,300
6.625%, 6/15/2032	50,000	54,586
6.75%, 12/1/2005	150,000	166,796
7.25%, 10/1/2010	50,000	58,043
8.625%, 2/1/2007	200,000	239,903
Countrywide Funding Corp., 6.875%, 9/15/2005	500,000	549,596
Countrywide Home Loans, Inc., 5.625%, 5/15/2007	15,000	16,044
Credit Suisse First Boston USA, Inc., 6.125%, 11/15/2011	100,000	104,339
Dresdner Bank, 6.625%, 9/15/2005	40,000	42,896
EOP Operating LP, 7.75%, 11/15/2007	45,000	51,037
First Chicago NBD Corp., 7.125%, 5/15/2007	200,000	231,019
FleetBoston Financial Corp.:
7.25%, 9/15/2005	225,000	249,138
7.375%, 12/1/2009	65,000	74,286
Ford Motor Credit Co.:
6.875%, 2/1/2006	50,000	50,088
7.25%, 10/25/2011	50,000	48,584
7.375%, 10/28/2009	200,000	198,172
7.6%, 8/1/2005	100,000	102,105
General Electric Capital Corp.:
0.0%, 4/1/2008	500,000	598,243
5.0%, 2/15/2007	40,000	42,303
6.75%, 9/11/2003	100,000	103,622
6.75%, 3/15/2032	50,000	55,280
6.875%, 11/15/2010	50,000	56,776
7.5%, 5/15/2005	50,000	55,847
General Motors Acceptance Corp.:
6.125%, 9/15/2006	50,000	50,806
6.75%, 1/15/2006	100,000	103,562
6.85%, 6/17/2004	250,000	260,358
7.5%, 7/15/2005	200,000	210,617
8.0%, 11/1/2031	75,000	75,408
Goldman Sachs Group, Inc.:
6.65%, 5/15/2009	15,000	16,534
6.875%, 1/15/2011	100,000	111,624
7.35%, 10/1/2009	50,000	57,312
7.625%, 8/17/2005	100,000	112,776
H.J. Heinz Finance Co., 6.0%, 3/15/2012	25,000	27,148
Hartford Financial Services Group, Inc., 7.75%, 6/15/2005	50,000	55,378
Heller Financial, Inc.:
6.0%, 3/19/2004	30,000	31,463
6.375%, 3/15/2006	75,000	83,145
Household Finance Corp.:
6.375%, 10/15/2011	50,000	52,275
6.5%, 1/24/2006	50,000	53,246
6.75%, 5/15/2011	25,000	26,655
8.0%, 7/15/2010	150,000	169,453
International Lease Finance Corp.:
5.625%, 6/1/2007	10,000	10,469
5.7%, 7/3/2006	50,000	52,327
John Deere Capital Corp.:
6.0%, 2/15/2009	35,000	38,141
7.0%, 3/15/2012	100,000	115,943
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	25,000	26,211
JP Morgan Chase & Co.:
6.375%, 4/1/2008	100,000	109,379
6.75%, 2/1/2011	100,000	108,722
7.125%, 6/15/2009	300,000	332,709
KeyCorp, 7.5%, 6/15/2006	100,000	112,284
KFW International Finance Inc., 5.25%, 6/28/2006	75,000	81,697
Lehman Brothers Holdings, Inc.:
6.25%, 5/15/2006	50,000	54,667
6.625%, 4/1/2004	100,000	105,424
7.0%, 5/15/2003	10,000	10,192
7.0%, 2/1/2008	50,000	56,528
7.75%, 1/15/2005	50,000	54,855
8.25%, 6/15/2007	50,000	58,770
MBIA, Inc., 9.375%, 2/15/2011	125,000	156,553
Merrill Lynch & Co., Inc., 6.0%, 2/17/2009	150,000	162,982
MetLife, Inc., 6.125%, 12/1/2011	25,000	26,984
Morgan Stanley Dean Witter & Co.:
6.1%, 4/15/2006	150,000	163,405
6.6%, 4/1/2012	50,000	55,416
7.75%, 6/15/2005	250,000	278,928
National Rural Utilities Cooperative Finance Corp., 5.75%, 11/1/2008	100,000	109,644
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	25,491
Pemex Project Funding Master Trust:
7.875%, 2/1/2009	50,000	53,750
9.125%, 10/13/2010	150,000	171,750
Pitney Bowes Credit Corp., 8.55%, 9/15/2009	100,000	122,029
PNC Funding Corp., 6.875%, 7/15/2007	300,000	334,064
Prologis Trust, 7.1%, 4/15/2008	10,000	11,018
Sanwa Bank Ltd., 7.4%, 6/15/2011	10,000	9,856
Spieker Properties, Inc., 6.8%, 5/1/2004	10,000	10,503
The St. Paul Co., Inc., 7.875%, 4/15/2005	50,000	54,701
Toyota Motor Credit Corp.:
5.5%, 12/15/2008	30,000	32,572
5.65%, 1/15/2007	25,000	27,164
UnumProvident Corp., 7.625%, 3/1/2011	25,000	24,967
US Bancorp.:
3.95%, 8/23/2007	20,000	20,448
5.1%, 7/15/2007	20,000	21,409
US Bank National Association, 6.3%, 2/4/2014	100,000	112,531
Verizon Global Funding Corp.:
6.75%, 12/1/2005	50,000	55,245
7.25%, 12/1/2010	150,000	170,480
7.75%, 12/1/2030	50,000	58,228
Wachovia Corp., 7.5%, 7/15/2006	100,000	113,119
Wells Fargo & Co.:
5.125%, 2/15/2007	100,000	107,401
6.45%, 2/1/2011	75,000	84,194
6.75%, 6/15/2007	200,000	228,197
7.25%, 8/24/2005	100,000	112,252
7.55%, 6/21/2010	200,000	238,007
WestDeutsche Landesbank, 6.05%, 1/15/2009	40,000	44,644
Wyeth, 6.25%, 3/15/2006	100,000	108,632
		12,054,375
Health Care 0.7%
Abbott Laboratories, 5.125%, 7/1/2004	50,000	52,487
Aetna, Inc., 7.125%, 8/15/2006	50,000	55,712
Merck & Co, Inc., 6.4%, 3/1/2028	500,000	554,300
		662,499
Industrials 2.5%
Burlington North Santa Fe, 5.9%, 7/1/2012	100,000	108,461
Caterpillar, Inc., 9.0%, 4/15/2006	50,000	59,056
ChevronTexaco Capital Co., 3.5%, 9/17/2007	20,000	20,359
CSX Corp., 7.45%, 5/1/2007	115,000	132,309
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	50,000	52,928
FedEx Corp., 9.65%, 6/15/2012	50,000	66,521
General Motors Acceptance Corp.:
7.25%, 3/2/2011	225,000	229,282
8.8%, 3/1/2021	200,000	214,388
Honeywell International, Inc.:
6.875%, 10/3/2005	50,000	55,377
7.5%, 3/1/2010	25,000	29,216
ICI Wilmington, Inc., 6.95%, 9/15/2004	55,000	57,671
Lockheed Martin Corp., 7.25%, 5/15/2006	240,000	270,291
Masco Corp., 6.0%, 5/3/2004	25,000	26,098
Norfolk Southern Corp., 6.2%, 4/15/2009	50,000	55,249
Raytheon Co., 7.9%, 3/1/2003	100,000	100,678
Republic Services, Inc., 7.125%, 5/15/2009	10,000	11,402
Southwest Airlines Co., 8.0%, 3/1/2005	500,000	553,263
Union Pacific Corp.:
6.4%, 2/1/2006	80,000	87,037
6.65%, 1/15/2011	50,000	56,313
6.79%, 11/9/2007	16,000	18,221
United Technologies Corp.:
6.1%, 5/15/2012	50,000	55,905
7.125%, 11/15/2010	50,000	58,652
Weyerhaeuser Co., 6.75%, 3/15/2012	150,000	163,551
		2,482,228
Information Technology 1.4%
Bellsouth Capital Funding, 7.75%, 2/15/2010	200,000	236,804
Compaq Computer Corp., 7.65%, 8/1/2005	100,000	109,310
Hewlett-Packard Co., 5.75%, 12/15/2006	20,000	21,493
International Business Machines Corp., 6.5%, 1/15/2028	100,000	107,110
Motorola, Inc.:
7.6%, 1/1/2007	200,000	209,250
7.625%, 11/15/2010	50,000	51,188
Scana Corp.:
6.25%, 2/1/2012	60,000	65,446
6.875%, 5/15/2011	25,000	28,173
Tennessee Valley Authority, 7.25%, 7/15/2043	500,000	531,182
United Technologies Corp., 7.0%, 9/15/2006	50,000	56,791
		1,416,747
Materials 1.2%
Alcoa, Inc.:
6.0%, 1/15/2012	25,000	27,522
7.25%, 8/1/2005	100,000	111,985
7.375%, 8/1/2010	100,000	118,206
E.I. du Pont de Nemours and Co.:
6.875%, 10/15/2009	150,000	176,471
8.125%, 3/15/2004	350,000	376,131
International Flavors & Fragrance, Inc., 6.45%, 5/15/2006	10,000	10,802
International Paper Co., 6.75%, 9/1/2011	40,000	44,508
Potash Corp., 7.125%, 6/15/2007	300,000	340,013
		1,205,638
Telecommunication Services 1.2%
AT&T Broadband Corp., 8.375%, 3/15/2013	90,000	102,233
AT&T Corp.:
6.0%, 3/15/2009	9,000	8,987
6.5%, 3/15/2013	35,000	35,109
AT&T Wireless Services, Inc.:
7.35%, 3/1/2006	25,000	25,750
7.875%, 3/1/2011	100,000	100,500
8.125%, 5/1/2012	35,000	35,175
Cingular Wireless, 6.5%, 12/15/2011	75,000	80,897
Clear Channel Communications, Inc.:
7.25%, 9/15/2003	50,000	51,009
7.65%, 9/15/2010	50,000	56,643
GTE California, Inc., 5.5%, 1/15/2009	75,000	79,760
GTE North, Inc.:
5.65%, 11/15/2008	100,000	107,213
6.4%, 2/15/2005	100,000	107,983
SBC Communications, Inc., 6.25%, 3/15/2011	50,000	55,122
Sprint Capital Corp., 6.875%, 11/15/2028	120,000	96,600
TCI Communications, Inc., 7.125%, 2/15/2028	100,000	93,223
Verizon New York, Inc., 6.875%, 4/1/2012	25,000	28,085
Verizon Wireless, Inc., 5.375%, 12/15/2006	50,000	52,234
Vodafone Group PLC, 7.625%, 2/15/2005	50,000	55,120
		1,171,643
Utilities 2.7%
American Electric Power, 6.125%, 5/15/2006	45,000	44,316
Arizona Public Service, 6.5%, 3/1/2012	25,000	26,626
Columbia Energy Group, 7.62%, 11/28/2025	25,000	24,699
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	200,000	225,019
Constellation Energy Group, Inc., 7.0%, 4/1/2012	25,000	26,275
Dominion Resources, Inc.:
7.625%, 7/15/2005	75,000	82,276
8.125%, 6/15/2010	90,000	104,706
DTE Energy Co.:
6.45%, 6/1/2006	40,000	43,042
7.05%, 6/1/2011	25,000	27,745
Duke Energy Field Services, 7.5%, 8/16/2005	100,000	105,413
Exelon Corp., 6.75%, 5/1/2011	50,000	54,730
FPL Group Capital, Inc., 7.625%, 9/15/2006	50,000	56,006
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	25,000	26,695
KeySpan Corp.:
6.15%, 6/1/2006	50,000	54,324
7.875%, 2/1/2010	25,000	29,616
8.0%, 11/15/2030	50,000	64,038
Kinder Morgan, Inc., 6.65%, 3/1/2005	50,000	53,129
Niagara Mohawk Power Corp.:
7.75%, 5/15/2006	85,000	96,330
Series G, 7.75%, 10/1/2008	50,000	57,764
Nisource Finance Corp., 7.625%, 11/15/2005	25,000	26,111
Potomac Electic Power, 6.25%, 10/15/2007	100,000	111,366
PP&L Capital Funding, Inc., 8.375%, 6/15/2007	25,000	27,173
Progress Energy, Inc:
5.85%, 10/30/2008	25,000	26,467
7.1%, 3/1/2011	90,000	99,189
Progress Energy, Inc.:
6.75%, 3/1/2006	50,000	53,703
6.85%, 4/15/2012	35,000	38,324
PSE&G Power LLC, 7.75%, 4/15/2011	70,000	74,254
South Carolina Electric & Gas, 7.5%, 6/15/2005	70,000	78,037
Southwestern Bell Telephone, 7.625%, 3/1/2023	200,000	208,832
Virginia Electric and Power Co.:
5.75%, 3/31/2006	25,000	26,856
7.625%, 7/1/2007	100,000	115,752
Wisconsin Electric Power, 7.25%, 8/1/2004	500,000	535,981
Wisconsin Energy Corp., 6.5%, 4/1/2011	50,000	55,449
		2,680,243
Total Corporate Bonds (Cost $26,700,135)		28,918,849

Foreign Bonds - US$ Denominated 6.3%
Abbey National PLC, 6.69%, 10/17/2005	50,000	54,920
Alberta Energy Co., Ltd., 7.65%, 9/15/2010	10,000	11,796
Alcan, Inc., 4.875%, 9/15/2012	10,000	10,126
Apache Finance Canada, 7.75%, 12/15/2029	25,000	31,161
AXA, 8.6%, 12/15/2030	50,000	57,118
Barclays Bank PLC, 7.4%, 12/15/2009	60,000	71,661
British Columbia, 5.375%, 10/29/2008	50,000	55,045
British Gas Finance, Inc., 6.625%, 6/1/2018	100,000	98,449
British Telecommunications PLC:
7.875%, 12/15/2005	50,000	56,385
8.875%, 12/15/2030	70,000	89,243
8.125%, 12/15/2010	50,000	59,945
Canadian Government:
5.25%, 11/5/2008	100,000	110,518
6.375%, 11/30/2004	50,000	54,108
Canadian National Resources, 5.45%, 10/1/2012	25,000	25,767
Corp. Andina De Fomento:
6.875%, 3/15/2012	10,000	10,483
7.75%, 3/1/2004	10,000	10,470
Deutsche Ausgleichsbank, 6.5%, 9/15/2004	25,000	27,008
Deutsche Telekom International Finance, 7.75%, 6/15/2005	200,000	218,681
Deutsche Telekom International Finance BV, 8.5%, 6/15/2010	150,000	172,760
Dow Capital BV, 9.2%, 6/1/2010	50,000	59,812
European Investment Bank, 4.0%, 8/30/2005	50,000	52,671
France Telecom:
8.7%, 3/1/2006	75,000	82,115
9.25%, 3/1/2011	75,000	86,720
10.0%, 3/1/2031	75,000	91,300
Government of Malaysia, 8.75%, 6/1/2009	10,000	12,313
Hanson Overseas BV, 6.75%, 9/15/2005	150,000	162,807
HSBC Holding PLC, 7.5%, 7/15/2009	150,000	177,627
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	100,000	131,976
Inter-American Development Bank:
6.5%, 10/20/2004	100,000	108,396
6.625%, 3/7/2007	300,000	344,476
7.0%, 6/16/2003	100,000	102,596
Kingdom of Spain, 7.0%, 7/19/2005	75,000	83,737
Kingdom of Sweden, 12.0%, 2/1/2010	220,000	315,210
Koninklijke KPN NV, 8.375%, 10/1/2030	50,000	61,681
Korea Development Bank:
5.25%, 11/16/2006	50,000	53,335
7.125%, 4/22/2004	75,000	79,727
National Australia Bank, Series A, 8.6%, 5/19/2010	50,000	61,598
National Westminster Bank, 7.375%, 10/1/2009	50,000	59,304
Nippon Telegraph & Telephone Corp., 6.0%, 3/25/2008	10,000	11,036
Ontario Electricity Financial Corp., 6.1%, 1/30/2008	35,000	39,391
Province of Manitoba, 5.5%, 10/1/2008	200,000	221,446
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	54,890
Province of Ontario, 4.2%, 6/30/2005	125,000	130,552
Province of Quebec:
5.75%, 2/15/2009	50,000	55,651
7.0%, 1/30/2007	200,000	228,480
7.125%, 2/9/2024	500,000	588,952
Repsol International Finance, 7.45%, 7/15/2005	100,000	104,724
Republic of Chile, 6.875%, 4/28/2009	10,000	10,930
Republic of Finland:
5.875%, 2/27/2006	200,000	219,041
7.875%, 7/28/2004	50,000	54,864
Republic of Italy:
3.625%, 9/14/2007	20,000	20,520
6.0%, 2/22/2011	225,000	250,567
Republic of Korea, 8.875%, 4/15/2008	50,000	62,065
Santander Central Hispano, 7.625%, 9/14/2010	50,000	56,872
Santander Financial Issuances, 7.0%, 4/1/2006	20,000	21,454
Sony Corp., 6.125%, 3/4/2003	100,000	100,806
Telefonica Europe BV:
7.35%, 9/15/2005	40,000	44,100
7.75%, 9/15/2010	125,000	144,502
United Mexican States:
8.375%, 1/14/2011	50,000	56,500
8.5%, 2/1/2006	25,000	28,313
8.625%, 3/12/2008	40,000	45,960
9.875%, 1/15/2007	100,000	119,400
9.875%, 2/1/2010	190,000	233,244
Vodafone Group PLC, 7.75%, 2/15/2010	50,000	58,969
Total Foreign Bonds - US$ Denominated (Cost $5,620,948)		6,316,274

Asset Backed 2.2%
Automobile Receivables 0.1%
Ford Credit Auto Owner Trust "B", Series 2002-C, 4.22%, 12/15/2006	100,000	103,766
Credit Card Receivables 1.6%
American Express Credit Account Master Trust "A", Series 1999-2, 5.95%, 12/15/2006	50,000	52,891
Chase Credit Card Master Trust "A", Series 1999-3, 6.66%, 1/15/2007	100,000	107,993
Chemical Master Credit Card Trust "A", Series 1996-3, 7.09%, 2/15/2009	200,000	224,660
Citibank Credit Card Master Trust I:
"A", Series 1999-2, 5.875%, 3/10/2011	100,000	110,318
"A", Series 1999-7, 6.65%, 11/15/2006	250,000	271,446
Discover Card Master Trust I "A", Series 2002-2, 5.15%, 10/15/2009	200,000	215,919
Fleet Credit Card Master Trust II "A", Series 1999-C, 6.9%, 4/16/2007	40,000	43,460
MBNA Master Credit Card Trust:
"A", Series 1999-B, 5.9%, 8/15/2011	50,000	54,721
"A", Series 1999-M, 6.6%, 4/16/2007	150,000	162,789
"A", Series 1999-J, 7.0%, 2/15/2012	200,000	229,800
Prime Credit Card Master Trust "A", Series 2000-1, 6.7%, 10/15/2009	100,000	109,695
		1,583,692
Miscellaneous 0.5%
Detroit Edison Securitization "A3", Series 2001-1, 5.875%, 3/1/2010	100,000	110,408
Peco Energy Transition Trust:
"A6", Series 1999-A, 6.05%, 3/1/2009	50,000	55,220
"A7", Series 1999-A, 6.13%, 3/1/2009	50,000	56,062
West Penn Funding LLC "A4", Series 1999-A, 6.98%, 12/26/2008	250,000	287,659
		509,349
Total Asset Backed (Cost $1,995,133)		2,196,807

US Agency Obligations 12.9%
Federal Farm Credit Bank, 5.58%, 9/11/2003	1,000,000	1,029,588
Federal Home Loan Bank, 5.125%, 9/15/2003	1,000,000	1,026,870
Federal Home Loan Mortgage Corp.:
4.5%, 8/15/2004	2,500,000	2,614,585
6.25%, 7/15/2004	250,000	267,806
6.25%, 7/15/2032	133,000	150,666
6.75%, 9/15/2029	3,000	3,553
6.875%, 1/15/2005	2,000,000	2,200,834
Federal National Mortgage Association:
4.375%, 10/15/2006	1,600,000	1,697,725
4.75%, 11/14/2003	1,000,000	1,029,583
5.25%, 1/15/2009	500,000	547,034
6.25%, 5/15/2029	800,000	889,777
6.5%, 8/15/2004	500,000	539,001
6.96%, 4/2/2007	500,000	581,448
7.125%, 1/15/2030	50,000	61,702
7.25%, 5/15/2030	150,000	188,688
Total US Agency Obligations (Cost $12,107,431)		12,828,860

US Government Agency Pass-Thrus 25.5%
Federal Home Loan Mortgage Corp.:
5.5%, 11/1/2013	214,122	224,168
6.5%, with various maturities until 1/1/2033 (b) (c)	2,384,665	2,489,866
7.0%, with various maturities until 6/1/2027	466,596	493,712
7.5%, with various maturities until 10/1/2030	312,606	333,662
Federal National Mortgage Association:
5.5%, 1/1/2018 (b) (c)	1,000,000	1,035,938
6.0%, with various maturities until 1/1/2033 (b) (c)	7,755,922	8,061,467
6.5%, with various maturities until 1/1/2033 (b) (c)	7,242,963	7,571,934
7.0%, with various maturities until 10/1/2015 (b) (c)	3,521,870	3,721,557
7.5%, with various maturities until 4/1/2028	277,078	295,894
8.0%, with various maturities until 11/1/2031	820,515	884,589
8.5%, with various maturities until 1/1/2033 (b) (c)	243,614	262,092
Total US Government Agency Pass-Thrus (Cost $24,508,595)		25,374,879

US Treasury Obligations 14.0%
US Treasury Bond:
5.0%, 2/15/2011	320,000	351,600
6.0%, 2/15/2026	300,000	343,793
6.25%, 8/15/2023	700,000	822,391
7.25%, 8/15/2022	565,000	735,316
7.625%, 11/15/2022	340,000	459,691
7.875%, 2/15/2021	300,000	411,621
8.0%, 11/15/2021	600,000	836,015
8.75%, 8/15/2020	450,000	664,453
11.25%, 2/15/2015	1,150,000	1,915,155
US Treasury Note:
3.0%, 2/29/2004	1,000,000	1,019,922
4.0%, 11/15/2012	1,325,000	1,343,737
4.375%, 8/15/2012	1,500,000	1,567,910
4.875%, 2/15/2012	350,000	380,064
5.75%, 8/15/2003	1,100,000	1,130,723
6.875%, 8/15/2025	795,000	1,005,520
7.25%, 5/15/2004	500,000	540,156
8.75%, 5/15/2020	300,000	442,430
Total US Treasury Obligations (Cost $12,995,184)		13,970,497

Collateralized Mortgage Obligations 3.0%
Bear Stearns Commercial Mortgage Securities:
"A2", Series 1999-WF2, 7.08%, 6/15/2009	400,000	462,694
"A1", Series 2000-WF2, 7.11%, 10/15/2032	429,111	481,485
"A2", Series 2000-WF1, 7.78%, 2/15/2032	150,000	180,405
Capco America Securitization Corp., Series 1998-D7, 6.26%, 10/15/2030	100,000	111,826
CS First Boston Mortgage Securities Corp. "A3", Series 2001-CF2, 6.238%, 2/15/2034	250,000	276,619
DLJ Commercial Mortgage Corp. "A1B", Series 1998-CG1, 6.41%, 6/10/2031	100,000	111,856
First Union National Bank Commerical Mortgage "A1", Series 1999-C4, 7.184%, 12/15/2031	133,377	146,536
First Union-Lehman Brothers-Bank of America "A2", Series 1998-C2, 6.56%, 11/18/2035	100,000	113,120
LB Commercial Conduit Mortgage Trust:
"A2", Series 1999-C1, 6.78%, 6/15/2031	150,000	170,770
"A1", Series 1999-C2, 7.105%, 10/15/2032	133,062	146,856
LB-UBS Commercial Mortgage Trust:
"A2", Series 2002-C1, 5.969%, 3/15/2026	100,000	110,007
"A2", Series 2001-C2, 6.653%, 11/15/2027	100,000	114,023
Morgan Stanley Capital "A1", Series 1998-WF2, 6.34%, 7/15/2030	113,463	121,827
Morgan Stanley Capital I "A2", Series 1999-LIFE, 7.11%, 4/15/2033	100,000	116,267
Morgan Stanley Dean Witter Capital I "A2", Series 2002-TOP7, 5.98%, 1/15/2039	185,000	203,547
Nomura Asset Securities Corp. "A1B", Series 1998-D6, 6.59%, 3/15/2030	100,000	113,507
Total Collateralized Mortgage Obligations (Cost $2,659,426)		2,981,345
Government National Mortgage Association 5.8%
Government National Mortgage Association:
6.0%, with various maturities until 9/15/2029 (c)	1,302,730	1,360,396
6.5%, with various maturities until 8/20/2032	1,535,433	1,610,490
7.5%, with various maturities until 1/1/2033 (c)	1,259,328	1,343,376
8.0%, with various maturities until 1/1/2033 (b) (c)	1,258,163	1,361,553
8.5%, 11/15/2029	93,804	101,837
9.0%, 1/15/2023	31,527	35,041
Total Government National Mortgage Association (Cost $5,539,230)		5,812,693

	Shares ($)	Value ($)

Cash Equivalents 17.8%
Cash Management Fund, Institutional, 1.28% (Cost $17,696,533) (d)	17,696,533	17,696,533

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $109,822,615) (a)	116.6	116,096,737
Other Assets and Liabilities, Net	(16.6)	(16,504,182)
Net Assets	100.0	99,592,555

(a) The cost for federal income tax purposes was $109,841,033. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $6,255,704. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,378,340 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $122,636.
(b) Mortgage dollar rolls included.
(c) When issued or forward delivery securities included.
(d) Cash Management Fund, Institutional, an affiliate, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $109,822,615)*	$ 116,096,737
Interest receivable	1,225,998
Receivable for Fund shares sold	2,596
Due from Advisor	26,655
Total assets	117,351,986
Liabilities
Due to custodian bank	32,731
Payable for investments purchased	790,948
Payable for when-issued and forward delivery securities	1,091,933
Payable for investments purchased - mortgage dollar rolls	15,783,828
Deferred dollar roll income	14,277
Other accrued expenses and payables	45,714
Total liabilities	17,759,431
Net assets, at value	$ 99,592,555

* Includes investment in Cash Management Fund Institutional, an affiliated investment company, at value and cost of $17,696,533.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Interest	$ 5,685,169
Dividends	421,086
Total Income	6,106,255
Expenses: Advisory fees	142,624
Administrator service fees	60,201
Custodian and accounting fees	40,325
Audit fees	32,190
Trustees' fees and expenses	10,297
Other	11,896
Total expenses, before expense reductions	297,533
Expense reductions	(177,471)
Total expenses, after expense reductions	120,062
Net investment income (loss)	5,986,193
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,233,751
Net unrealized appreciation (depreciation) during the period on investments	3,403,360
Net gain (loss) on investment transactions	5,637,111
Net increase (decrease) in net assets resulting from operations	$ 11,623,304

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 5,986,193	$ 7,173,445
Net realized gain (loss) on investment transactions	2,233,751	1,173,364
Net unrealized appreciation (depreciation) on investment transactions during the period	3,403,360	1,446,486
Net increase (decrease) in net assets resulting from operations	11,623,304	9,793,295
Capital transaction in shares of beneficial interest: Proceeds from capital invested	17,605,303	46,449,915
Value of capital withdrawn	(60,129,225)	(55,562,177)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(42,523,922)	(9,112,262)
Increase (decrease) in net assets	(30,900,618)	681,033
Net assets at beginning of period	130,493,173	129,812,140
Net assets at end of period	$ 99,592,555	$ 130,493,173

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001	2000	1999	1998
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	130	130	110	64
Ratio of expenses before expense reductions (%)	.25	.24	.28	.22	.29
Ratio of expenses after expense reductions (%)	.10	.10	.10	.10	.10
Ratio of net investment income (loss) (%)	4.98	5.70	6.34	5.82	6.02
Portfolio turnover rate (%)	235[b]	232	221	224	82
Total Investment Return (%)[a]	10.09	-	-	-	-
[a] Total return would have been lower had certain expenses not been reduced. [b] The portfolio turnover including mortgage dollar rolls is 266%.

Notes to Financial Statements

A. Significant Accounting Policies

The US Bond Index Portfolio (the "Portfolio"), a series of the BT Investment Portfolios (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls and US Treasury Securities) aggregated $260,563,394 and $284,307,104, respectively. Purchases and sales of US Treasury Securities aggregated $14,541,152 and $22,526,012, respectively. Mortgage dollar rolls aggregated $36,485,300 and $36,411,974, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or "the Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. The Portfolio waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Deutsche Cash Management Fund Institutional.

Effective July 30, 2002, the Portfolio, as approved by the Portfolios trustees and shareholders, implemented a new advisory agreement with DeAM, Inc. The new advisory agreement contains substantially similar provisions to the pre-existing advisory agreement except that, to the extent permissible by law and subject to further Board approval DeAM, Inc. would be authorized to appoint certain affiliates as subadvisor to perform certain of DeAM, Inc.'s duties.

For the year ended December 31, 2002, the Advisor did not impose all of its advisory fee pursuant to the Investment Advisory Agreement aggregating $142,624.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2002, the Administrator Service Fee was $60,201 of which $34,847 was waived.

ICCC is also the Portfolio's accounting agent.

Deutsche Bank Trust Company Americas, an affiliate of the Advisor and Administrator, is the Fund's custodian.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Cash Management Fund Institutional to the Portfolio for the year ended December 31, 2002, totaled $421,086.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for attended board and committee meetings.

D. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent. During the period the Portfolio had no borrowings on the line of credit.

E. Other Information

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that for funds organized as master/feeder funds, Deutsche Asset Management, Inc. would continue as investment advisor of each master portfolio of the feeder funds. In each case, it is proposed that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the master portfolios. These changes are expected to be completed, pending Board and shareholder approval and satisfaction of certain other conditions, within six months.

On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Corp. ("State Street"). This sale included US custody, securities lending, and other processing services located in Europe, Asia, and the Americas and the transaction closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Fund and the Portfolio (collectively the "Funds"). DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Funds' Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Funds, subject to DBT Co. oversight. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds' permanent custodian.

Report of Independent Accountants

To the Trustees of BT Investment Portfolios and US Bond Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of the US Bond Index Portfolio (the "Portfolio") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 27, 2003

Shareholder Meeting Results

A Special Meeting of Shareholders of US Bond Index Portfolio (the "Portfolio"), a series of BT Investment Portfolios (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust and the Portfolios to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	3,697,262,150	498,165
S. Leland Dill	3,688,253,771	9,506,544
Martin J. Gruber	3,697,262,023	498,292
Richard T. Hale	3,697,259,610	500,705
Joseph R. Hardiman	3,697,261,307	499,008
Richard J. Herring	3,697,261,263	499,052
Graham E. Jones	3,688,253,771	9,506,544
Rebecca W. Rimel	3,697,261,390	498,925
Philip Saunders, Jr.	3,688,256,311	9,504,004
William N. Searcy	3,697,261,390	498,925
Robert H. Wadsworth	3,697,250,006	510,309

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the Fund's Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
3,691,354,660	417,884	5,987,771

Investment Products and Services

Scudder Funds
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Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
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International/Global Funds

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Income Funds

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Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

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Scudder Managed Municipal Bond Fund

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Scudder Municipal Bond Fund*

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Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

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Closed-End Funds

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Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

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The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

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A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

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Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes